Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Defined Contribution Plan
17.	EMPLOYEE DEFINED CONTRIBUTION PLAN
Full time employees of the Group in the PRC participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions. Total amounts for such employee benefits, which were expensed as incurred, were RMB2.9 billion, RMB3.2 billion and RMB2.7 billion (US$417 million) for the years ended December 31, 2018, 2019 and 2020, respectively.